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                                                                   EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Annual Report on Form 11-K of the Interlogix, Inc. 401(k) Retirement Plan into the Company's previously filed Form S-8 Registration Statement File No. 333-52310.



/s/ ARTHUR ANDERSEN LLP
ARTHUR ANDERSEN LLP

Austin, Texas
June 29, 2001